UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

The information included and incorporated by reference in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements and projections related to 2005 and 2006 funds from operations, growth in the e-commerce market, the digital communication and distribution market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, capitalization rates for our properties and other properties, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our funds from operations, funds from operations payout ratio and implied cap rates and our implied valuation using these cap rates and other metrics. Such statements are based on management’s beliefs and assumptions based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; inability to acquire new properties (including those which we are in the process of acquiring); difficulty acquiring or operating properties in foreign jurisdictions and changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure

The information furnished in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 30 and December 1, 2005, we will present materials at investor meetings. A copy of the materials is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Material to be presented by Digital Realty Trust, Inc. on November 30 and December 1, 2005 at investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ A. William Stein
A. William Stein
Chief Financial Officer, Chief Investment Officer and Secretary

Date: November 30, 2005

Exhibits

Exhibit No.	Description
99.1	Material to be presented by Digital Realty Trust, Inc. on November 30 and December 1, 2005 at investor meetings.